Exhibit 99.1

Coherent Corp. 375 Saxonburg Blvd. Saxonburg, PA 16056-9499

PRESS RELEASE

COHERENT CORP. REPORTS FOURTH QUARTER AND FULL YEAR FISCAL 2024 RESULTS

●	Q4 REVENUE OF $1.314B, GREW 9.1% Y/Y

●	Q4 GAAP GROSS MARGIN OF 32.9%, GREW 437 bps Y/Y; Q4 NON-GAAP GROSS MARGIN OF 37.2%, GREW 132 bps Y/Y

●	Q4 GAAP EPS OF ($0.52), IMPROVEMENT OF $1.02 Y/Y; Q4 NON-GAAP EPS OF $0.61, IMPROVEMENT OF $0.20 OR +49% Y/Y

PITTSBURGH, Aug. 15, 2024 – Coherent Corp. (NYSE: COHR) (“Coherent,” “We,” or the “Company”), a global leader in materials, networking, and lasers, announced financial results today for its fiscal fourth quarter and full year ended June 30, 2024.

Revenue for the fourth quarter of fiscal 2024 was $1.314 billion, with GAAP gross margin of 32.9% and GAAP net loss of $(0.52) per diluted share. On a non-GAAP basis, gross margin was 37.2% with net income per diluted share of $0.61.

Revenue for fiscal year 2024 was $4.708 billion, with GAAP gross margin of 30.9% and GAAP net loss of $(1.84) per diluted share. On a non-GAAP basis, gross margin was 36.0% with net income per diluted share of $1.67.

Jim Anderson, CEO, said, “After meeting with many of our employees and customers, I am more excited today about Coherent’s potential than when I joined two months ago. Coherent is a deeply innovative company with many secular growth opportunities. While we have many strengths, we also have opportunity for improvement, and I look forward to working with all my Coherent teammates to unlock the full potential of the company and drive outstanding shareholder value creation.”

Rich Martucci, Interim CFO, said, “Fourth quarter fiscal 2024 revenue increased by 9% on a sequential basis primarily driven by ongoing AI-related strength in our Datacom transceiver business. Our strong sequential revenue growth together with a GAAP gross margin improvement of 255 basis points and non-GAAP gross margin improvement of 145 basis points drove a sequential increase in GAAP and non-GAAP operating margin.”

Selected Fourth Quarter and Full Year 2024 Financial Results and Comparisons (in millions, except per share data)

Table 1

	GAAP Financial Results (unaudited)

	Q4 FY24 Q3 FY24 Q4 FY23			Q/Q	Y/Y	2024 2023		FY/FY

Revenues	$1,314	$1,209	$1,205	8.7%	9.1%	$4,708	$5,160	(8.8)%

Gross Margin %	32.9%	30.3%	28.5%	255 bps	437 bps	30.9%	31.4%	(43) bps

IR&D Expense %	9.6%	10.5%	10.2%	(91) bps	(59) bps	10.2%	9.7%	49 bps

SG&A Expense %	17.3%	17.0%	21.3%	37 bps	(391) bps	18.1%	20.1%	(195) bps

Operating Expenses	$369	$344	$499	7.1%	(26.0)%	$1,360	$1,655	(17.9)%

Operating Income (Loss)(1)	$63	$22	$(155)	183.4%	(140.7)%	$96	$(37)	(359.0)%

Operating Margin (Loss)	4.8%	1.8%	(12.9)%	296 bps	1,769 bps	2.0%	(0.7)%	276 bps

Net Loss Attributable to Coherent Corp.	$(48)	$(13)	$(178)	267.3%	(72.8)%	$(156)	$(259)	(39.8)%

Diluted Loss Per Share	$(0.52)	$(0.29)	$(1.54)	$(0.23)	$1.02	$(1.84)	$(2.93)	$1.09

(1)	Operating income (Loss) is defined as earnings (loss) before income taxes, interest expense, and other expense or income, net.

Selected Fourth Quarter and Full Year 2024 Financial Results and Comparisons (in millions, except per share data)

Table 1, continued

	Non-GAAP Financial Results (unaudited)(1)

	Q4 FY24 Q3 FY24 Q4 FY23			Q/Q	Y/Y	2024 2023		FY/FY

Revenues	$1,314	$1,209	$1,205	8.7%	9.1%	$4,708	$5,160	(8.8) %

Gross Margin %	37.2%	35.8%	35.9%	145 bps	132 bps	36.0%	38.4%	(242) bps

IR&D Expense %	9.0%	9.8%	9.5%	(82) bps	(59) bps	9.4%	9.2%	20 bps

SG&A Expense %	11.3%	10.9%	11.0%	35 bps	29 bps	11.6%	10.5%	104 bps

Operating Expenses	$266	$250	$248	6.3%	7.5%	$987	$1,018	(3.0) %

Operating Income	$223	$182	$185	22.5%	20.6%	$710	$967	(26.6) %

Operating Margin	17.0%	15.1%	15.4%	191 bps	162 bps	15.1%	18.7%	(366) bps

Net Earnings Attributable to Coherent Corp.	$127	$113	$95	11.8%	33.5%	$381	$567	(32.8) %

Diluted Earnings Per Share	$0.61	$0.53	$0.41	$0.08	$0.20	$1.67	$3.00	$(1.33)

(1) The Company has disclosed financial measurements in earnings release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company’s management uses these measurements as an aid in monitoring the Company’s on-going financial performance. The non-GAAP net earnings attributable to Coherent Corp., the non-GAAP diluted earnings per share, the non-GAAP operating income, the non-GAAP gross margin, the non-GAAP internal research and development, the non-GAAP selling, general and administration, the non-GAAP operating expenses, the non-GAAP interest and other (income) expense, and the non-GAAP income tax (benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP. All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, restructuring charges (recoveries), integration and site consolidation expenses, integration transaction expenses, start-up costs related to the start-up of new devices for new customer applications, and various one-time adjustments. See Table 8 for the Reconciliation of GAAP measures to non-GAAP measures.

Fourth Quarter Fiscal 2024 Highlights

●	Revenue Growth: In the fourth quarter, Coherent delivered 10% sequential revenue growth in its Communications market driven by strong sequential growth in 800G AI-related Datacom transceiver revenue.

●	Datacom Supply Chain Resiliency: During the quarter, Coherent achieved the milestone of having shipped over 300 million Datacom transceivers from its Ipoh, Malaysia, facility since its inception.

●	Display Capital Equipment: Coherent received its first volume order for its new Linebeam annealing systems for Gen 8 fabs driven by initial adoption of OLED for tablet and laptop computers.

Business Outlook – First Quarter Fiscal 2025

●	Revenue for the first quarter of fiscal 2025 is expected to be between $1.27 billion and $1.35 billion.
●	Gross margin percentage for the first quarter of fiscal 2025 is expected to be between 36% and 38% on a non-GAAP basis.
●	Total operating expenses for the first quarter of fiscal 2025 are expected to be between $260 million and $280 million on a non-GAAP basis.
●	Tax rate for the first quarter of fiscal 2025 is expected to be between 20% and 23% on a non-GAAP basis.
●	EPS for the first quarter of fiscal 2025 is expected to be between $0.53 and $0.69 on a non-GAAP basis.

Investor Conference Call / Webcast Details

Coherent will review the Company’s financial results for its fourth quarter and full year fiscal 2024 and business outlook on Thursday, August 15, at 5:00 p.m. ET. A live webcast of the conference call will be available on the Investor Relations section of the Company’s website at coherent.com/company/investor-relations. The Company’s financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

The conference call will be recorded, and a replay will be available to interested parties who are unable to attend the live webcast starting on or about August 16, 2024.

Additional Information and Where to Find It

In connection with the conference call described above, the Company intends to post an investor presentation on the Company’s website at coherent.com/company/investor-relations/investor-presentations after market close on August 15, 2024. We also from time to time may post important information for investors on our website at coherent.com/company/investor-relations. We intend to use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should review the Investor Relations page of our website referenced above, in addition to following the Company’s press releases, SEC filings, and public conference calls, presentations, and webcasts. Investors and security holders are able to obtain free copies of these documents through the Company’s website referenced above. Copies of the documents filed by the Company with the SEC may be obtained free of charge on the Company’s website at coherent.com/company/investor-relations/sec-filings. The information contained on, or that may be accessed through, the Company’s website is not incorporated by reference into, and is not part of, this release.

Forward-Looking Statements

This press release contains forward-looking statements relating to future events and expectations, including our expectations regarding the Company’s potential and growth opportunities and our business outlook for first quarter fiscal 2025. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements contained herein involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it herein have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements herein include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” identified from time to time in filings of the Company; (iii) the substantial indebtedness the

Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”), the need to generate sufficient cash flows to service and repay such debt, and the Company’s ability to generate sufficient funds to meet its anticipated debt reduction goals; (iv) the possibility that the Company may not be able to continue its integration progress and/or take other restructuring actions, or otherwise be able to achieve expected synergies, operating efficiencies including greater scale, focus, resiliency, and lower operating costs, and other benefits within the expected time frames or at all and ultimately to successfully fully integrate the operations of Coherent with those of the Company; (v) the possibility that such integration and/or the restructuring actions may be more difficult, time-consuming, or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers, or suppliers) may be greater than expected in connection with the Transaction and/or the restructuring actions; (vi) any unexpected costs, charges, or expenses resulting from the Transaction and/or the restructuring actions; (vii) the risk that disruption from the Transaction and/or the restructuring actions materially and adversely affects the respective businesses and operations of the Company and Coherent, Inc.; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction and/or the restructuring actions; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate other recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvii) the risks of business and economic disruption related to worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

About Coherent

Coherent empowers market innovators to define the future through breakthrough technologies, from materials to systems. We deliver innovations that resonate with our customers in diversified applications for the industrial, communications, electronics, and instrumentation markets. Headquartered in Saxonburg, Pennsylvania, Coherent has research and development, manufacturing, sales, service, and distribution facilities worldwide. For more information, please visit us at coherent.com.

Contact:

Paul Silverstein

Senior VP, Investor Relations & Corporate Communications

investor.relations@coherent.com

#  #  #

FINANCIAL TABLES

 Table 2

 Other Financial Statistics

$ Millions, except per share and ratio amounts (unaudited)	Q4 FY24	Q3 FY24	Q4 FY23

Inventory	1,286	1,292	1,272

Cash	926	899	821

Restricted Cash - Total	864	894	16

Gross Debt	4,170	4,234	4,399

Net Debt	3,244	3,335	3,565

Calculated - Gross/Net leverage	4.2x / 3.2x	4.4x / 3.5x	3.6x / 2.9x

Credit Facility - Gross/Net Leverage	3.2x / 2.5x	3.3x / 2.6x	2.9x / 2.4x

Debt Payments	64	58	121

Operating Cash Flow	162	117	182

Capital Expenditures	100	93	93

Depreciation	72	67	70

Amortization	72	72	134

Fully Diluted Shares for Non-GAAP EPS	156	156	141

Table 3

Coherent Corp. and Subsidiaries

Condensed Consolidated Statements of Earnings (Loss)*
	THREE MONTHS ENDED
$ Millions, except per share amounts (unaudited)	June 30, 2024	March 31, 2024	June 30, 2023

Revenues	$1,314.4	$1,208.8	$1,205.1

Costs, Expenses & Other Expense (Income)

Cost of goods sold	882.4	842.3	861.7

Internal research and development	126.7	127.5	123.3

Selling, general and administrative	228.0	205.2	256.1

Restructuring charges	14.1	11.5	119.1

Interest expense	67.8	72.8	78.9

Other expense (income), net	(14.5)	(18.6)	(0.7)

Total Costs, Expenses, & Other Expense	1,304.5	1,240.7	1,438.5

Earnings (Loss) Before Income Taxes	9.9	(31.9)	(233.4)

Income Taxes	56.9	(16.1)	(55.2)

Net Loss	(47.0)	(15.7)	(178.2)

Net Earnings (Loss) Attributable to Noncontrolling Interests	1.4	(2.5)	—

Net Loss Attributable to Coherent Corp.	$(48.4)	$(13.2)	$(178.2)

Less: Dividends on Preferred Stock	31.4	31.2	36.7

Net Loss Available to the Common Shareholders	$(79.9)	$(44.4)	$(214.9)

Basic Loss Per Share	$(0.52)	$(0.29)	$(1.54)

Diluted Loss Per Share	$(0.52)	$(0.29)	$(1.54)

Average Shares Outstanding - Basic	152.6	152.1	139.3

Average Shares Outstanding - Diluted	152.6	152.1	139.3

*Amounts may not recalculate due to rounding.

Table 3

Coherent Corp. and Subsidiaries

Condensed Consolidated Statements of Earnings (Loss)*

(Continued)	YEAR ENDED
$ Millions, except per share amounts (unaudited)	June 30, 2024	June 30, 2023

Revenues	$4,707.7	$5,160.1

Costs, Expenses & Other Expense (Income)

Cost of goods sold	3,251.7	3,541.8

Internal research and development	478.8	499.6

Selling, general and administrative	854.0	1,036.7

Restructuring charges	27.1	119.1

Interest expense	288.5	286.9

Other expense (income), net	(44.7)	31.6

Total Costs, Expenses, & Other Expense	4,855.3	5,515.7

Loss Before Income Taxes	(147.6)	(355.6)

Income Taxes	11.1	(96.1)

Net Loss	(158.8)	(259.5)

Net Loss Attributable to Noncontrolling Interests	(2.6)	—

Net Loss Attributable to Coherent Corp.	$(156.2)	$(259.5)

Less: Dividends on Preferred Stock	123.4	144.2

Net Loss Available to the Common Shareholders	$(279.5)	$(403.7)

Basic Loss Per Share	$(1.84)	$(2.93)

Diluted Loss Per Share	$(1.84)	$(2.93)

Average Shares Outstanding - Basic	151.6	137.6

Average Shares Outstanding - Diluted	151.6	137.6

*Amounts may not recalculate due to rounding.

Table 4

Coherent Corp. and Subsidiaries

Condensed Consolidated Balance Sheets*

$ Millions (unaudited)	June 30, 2024	June 30, 2023

Assets

Current Assets
Cash and cash equivalents	$926.0	$821.3
Restricted cash, current	174.0	12.0
Accounts receivable	848.5	901.5
Inventories	1,286.4	1,272.3
Prepaid and refundable income taxes	26.9	28.3
Prepaid and other current assets	398.2	216.5

Total Current Assets	3,660.1	3,252.0
Property, plant & equipment, net	1,817.3	1,782.0
Goodwill	4,464.3	4,512.7
Other intangible assets, net	3,503.2	3,814.7
Deferred income taxes	41.0	37.7
Restricted cash, non-current	689.6	4.2
Other assets	313.1	307.7

Total Assets	$14,488.6	$13,711.1

Liabilities, Mezzanine Equity and Equity

Current Liabilities
Current portion of long-term debt	$73.8	$74.8
Accounts payable	631.5	405.3
Operating lease current liabilities	40.6	38.3
Accruals and other current liabilities	597.9	560.3

Total Current Liabilities	1,343.8	1,078.7
Long-term debt	4,026.4	4,235.0
Deferred income taxes	784.4	780.3
Operating lease liabilities	162.4	140.7
Other liabilities	225.4	247.4

Total Liabilities	6,542.4	6,482.2
Total Mezzanine Equity	2,364.8	2,241.4

Total Coherent Corp. Shareholders’ Equity	5,210.1	4,987.6
Noncontrolling interests	371.4	—

Total Equity	5,581.5	4,987.6

Total Liabilities, Mezzanine Equity and Equity	$14,488.6	$13,711.1

*Amounts may not recalculate due to rounding.

Table 5

Coherent Corp. and Subsidiaries

Condensed Consolidated Statements of Cash Flows*	YEAR ENDED

$ Millions (unaudited)	June 30, 2024	June 30, 2023

Cash Flows from Operating Activities
Net cash provided by operating activities	$545.7	$634.0

Cash Flows from Investing Activities
Additions to property, plant & equipment	(346.8)	(436.1)
Purchases of businesses, net of cash acquired	—	(5,488.6)
Other investing activities	(3.9)	(4.0)

Net cash used in investing activities	(350.7)	(5,928.6)

Cash Flows from Financing Activities
Contributions from noncontrolling interest holders	1,000.0	—
Proceeds from borrowings of Term A Facility	—	850.0
Proceeds from borrowings of Term B Facility	—	2,800.0
Proceeds from borrowings of revolving credit facilities	19.0	65.0
Proceeds from issuance of Series B preferred shares	—	1,400.0
Payments on existing debt	(228.8)	(1,265.2)
Payments on borrowings under revolving credit facilities	(19.0)	(65.0)
Debt issuance costs	—	(126.5)
Equity issuance costs	(31.8)	(42.0)
Proceeds from exercises of stock options and purchases under employee stock purchase plan	42.3	24.2
Payment on convertible notes	—	(3.6)
Payments in satisfaction of employees’ minimum tax obligations	(22.3)	(54.2)
Payment of dividends	—	(27.6)
Other financing activities	(1.1)	(1.1)

Net cash provided by financing activities	758.3	3,554.0

Effect of exchange rate changes on cash and cash equivalents	(1.2)	(4.2)

Net increase (decrease) in cash and cash equivalents	952.1	(1,744.8)

Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	837.6	2,582.4

Cash, Cash Equivalents, and Restricted Cash at End of Period	$1,789.7	$837.6

*Amounts may not recalculate due to rounding.

Table 6

Segment Revenues, GAAP Operating Income (Loss) & Margins and Non-GAAP Operating Income (Loss) & Margins*
	THREE MONTHS ENDED			YEAR ENDED

$ Millions, except percentage amounts (unaudited)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023

Revenues:
Networking	$679.8	$618.8	$584.6	$2,295.7	$2,340.9
Materials	279.3	239.0	288.0	1,016.6	1,349.8
Lasers	355.3	351.0	332.5	1,395.4	1,469.4

Consolidated	$1,314.4	$1,208.8	$1,205.1	$4,707.7	$5,160.1

GAAP Operating Income (Loss):
Networking	$56.8	$58.2	$(8.1)	$178.8	$222.4
Materials	37.7	8.2	(65.0)	62.9	159.6
Lasers	(31.3)	(44.1)	(82.1)	(145.6)	(419.1)

Consolidated	$63.2	$22.3	$(155.2)	$96.1	$(37.1)

Non-GAAP Operating Income:
Networking	$93.3	$90.4	$78.9	$308.3	$389.1
Materials	79.2	50.3	70.2	213.9	356.4
Lasers	50.7	41.5	36.0	187.3	221.0

Consolidated	$223.2	$182.2	$185.1	$709.5	$966.5

GAAP Operating Margin (Loss):
Networking	8.4%	9.4%	(1.4)%	7.8%	9.5%
Materials	13.5%	3.4%	(22.6)%	6.2%	11.8%
Lasers	(8.8)%	(12.6)%	(24.7)%	(10.4)%	(28.5)%
Consolidated	4.8%	1.8%	(12.9)%	2.0%	(0.7)%

Non-GAAP Operating Margin:
Networking	13.7%	14.6%	13.5%	13.4%	16.6%
Materials	28.4%	21.0%	24.4%	21.0%	26.4%
Lasers	14.3%	11.8%	10.8%	13.4%	15.0%
Consolidated	17.0%	15.1%	15.4%	15.1%	18.7%

*Amounts may not recalculate due to rounding.

Table 7

Reconciliation of GAAP Segment Operating Income (Loss) to Segment Non-GAAP Operating Income (Loss)*
	THREE MONTHS ENDED			YEAR ENDED

$ Millions (unaudited)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023

Networking GAAP Operating Income (Loss)	$56.8	$58.2	$(8.1)	$178.8	$222.4
Share-based compensation	7.4	6.7	7.6	30.9	33.6
Amortization of acquired intangibles	16.0	16.0	22.9	64.3	72.3
Restructuring charges (recoveries)(1)	1.0	(0.2)	55.6	(4.4)	55.6
Integration, site consolidation and other(2)	12.1	9.7	0.9	38.7	5.2

Non-GAAP Networking Operating Income	$93.3	$90.4	$78.9	$308.3	$389.1

Materials GAAP Operating Income (Loss)	$37.7	$8.2	$(65.0)	$62.9	$159.6
Share-based compensation	10.6	9.0	10.4	45.2	51.1
Amortization of acquired intangibles	2.3	2.6	35.1	9.9	44.8
Restructuring charges(1)	13.0	8.1	60.4	27.7	60.4
Integration, site consolidation and other(2)	15.6	21.9	29.4	66.7	40.5
Start-up costs(4)	—	0.5	—	1.5	—

Non-GAAP Materials Operating Income	$79.2	$50.3	$70.2	$213.9	$356.4

Lasers GAAP Operating Loss	$(31.3)	$(44.1)	$(82.1)	$(145.6)	$(419.1)
Share-based compensation	10.7	10.7	8.4	50.8	64.9
Amortization of acquired intangibles	53.4	53.7	75.6	214.0	297.1
Restructuring charges(1)	0.1	3.6	3.1	3.8	3.1
Integration, site consolidation and other(2)	17.8	17.6	31.0	64.3	78.8
Transaction fees and financing(3)	—	—	—	—	38.7
Fair value adjustment on acquired inventory	—	—	—	—	157.5

Non-GAAP Lasers Operating Income	$50.7	$41.5	$36.0	$187.3	$221.0

Total GAAP Operating Income (Loss)	$63.2	$22.3	$(155.2)	$96.1	$(37.1)

Non-GAAP Operating Income	$223.2	$182.2	$185.1	$709.5	$966.5

*Amounts may not recalculate due to rounding.

(1)	Restructuring charges (recoveries) include severance, non-cash impairment charges for production assets and improvements on leased facilities and other costs related to the 2023 Restructuring Plan.
(2)

Integration, site consolidation and other includes retention and severance payments, expenses not included in restructuring charges related to site closures as well as other integration costs related to the Coherent transaction and other one-time costs. Refer to table 8A for a more detailed description of these costs on a consolidated basis.

(3)	Transaction fees and financing includes debt extinguishment costs and various fees related to closing the Coherent transaction.
(4)	Start-up costs in operating expenses were related to the start-up of new devices for new customer applications.

Table 8

Reconciliation of GAAP Measures to Non- GAAP Measures*	THREE MONTHS ENDED			YEAR ENDED

$ Millions, except per share amounts (unaudited)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023

Gross profit on GAAP basis	$432.0	$366.5	$343.4	$1,456.0	$1,618.3
Share-based compensation	5.0	5.2	4.9	22.9	22.9
Amortization of acquired intangibles	30.4	30.6	38.7	122.0	132.1
Fair value adjustment on acquired inventory	—	—	—	—	157.5
Integration, site consolidation and other(2)	22.0	30.3	45.8	95.2	53.2

Gross profit on non-GAAP basis	$489.4	$432.6	$432.8	$1,696.1	$1,984.0

Internal research and development on GAAP basis	$126.7	$127.5	$123.3	$478.8	$499.6
Share-based compensation	(5.2)	(4.9)	(5.0)	(23.1)	(22.3)
Amortization of acquired intangibles	(0.6)	(0.7)	(0.6)	(2.6)	(1.0)
Integration, site consolidation and other(2)	(3.2)	(3.3)	(2.7)	(10.4)	(2.9)
Start-up costs(4)	—	(0.5)	—	(1.5)	—

Internal research and development on non-GAAP basis	$117.7	$118.1	$115.0	$441.2	$473.4

Selling, general and administrative on GAAP basis	$228.0	$205.2	$256.1	$854.0	$1,036.7
Share-based compensation	(18.5)	(16.3)	(16.5)	(80.9)	(104.4)
Amortization of acquired intangibles	(40.7)	(41.0)	(94.2)		(281.0)
Integration, site consolidation and other(2)	(20.3)	(15.6)	(12.8)	(64.1)	(68.4)
Transaction fees and financing(3)	—	—	—	—	(38.7)

Selling, general and administrative on non-GAAP basis	$148.5	$132.3	$132.6	$545.4	$544.2

Restructuring charges on GAAP basis	$14.1	$11.5	$119.1	$27.1	$119.1
Restructuring charges(1)	(14.1)	(11.5)	(119.1)	(27.1)	(119.1)

Restructuring charges on non-GAAP basis	$—	$—	$—	$—	$—

Operating income (loss) on GAAP basis	$63.2	$22.3	$(155.2)	$96.1	$(37.1)
Share-based compensation	28.7	26.4	26.4	126.9	149.6
Fair value adjustment on acquired inventory	—	—	—	—	157.5
Amortization of acquired intangibles	71.7	72.3	133.5	288.2	414.1
Restructuring charges(1)	14.1	11.5	119.1	27.1	119.1
Integration, site consolidation and other(2)	45.5	49.2	61.3	169.7	124.5
Transaction fees and financing(3)	—	—	—	—	38.7
Start-up costs(4)	—	0.5	—	1.5	—

Operating income on non-GAAP basis	$223.2	$182.2	$185.1	$709.5	$966.5

Table 8

Reconciliation of GAAP Measures to Non- GAAP Measures* (Continued)
	THREE MONTHS ENDED			YEAR ENDED

$ Millions, except per share amounts (unaudited)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023

Interest and other (income) expense, net on GAAP basis	$53.3	$54.2	$78.2	$243.8	$318.4
Foreign currency exchange gains (losses), net	(0.9)	(3.1)	(5.6)	(9.5)	(10.7)
Transaction fees and financing(3)	(2.0)	—	—	(2.0)	(34.8)

Interest and other (income) expense, net on non-GAAP basis	$50.4	$51.1	$72.6	$232.3	$272.9

Income taxes on GAAP basis	$56.9	$(16.1)	$(55.2)	$11.1	$(96.1)
Tax impact of non-GAAP measures	33.8	36.6	72.8	133.4	222.1
Tax impact of valuation allowance for deferred tax assets(5)	(46.0)	—	—	(46.0)	—

Income taxes on non-GAAP basis	$44.7	$20.5	$17.6	$98.5	$126.0

Net earnings (loss) attributable to Coherent Corp. on GAAP basis	$(48.4)	$(13.2)	$(178.2)	$(156.2)	$(259.5)
Share-based compensation	28.7	26.4	26.4	126.9	149.6
Amortization of acquired intangibles	71.7	72.3	133.5	288.2	414.1
Fair value adjustment on acquired inventory	—	—	—	—	157.5
Foreign currency exchange (gains) losses	0.9	3.1	5.6	9.5	10.7
Restructuring charges(1)	14.2	11.5	119.1	27.1	119.1
Integration, site consolidation and other(2)	45.5	49.2	61.3	169.7	124.5
Transaction fees and financing(3)	2.0	—	—	2.0	73.5
Start-up costs(4)	—	0.5	—	1.5	—
Tax impact of valuation allowance for deferred tax assets(5)	46.0	—	—	46.0	—
Tax impact of non-GAAP measures	(33.8)	(36.6)	(72.8)	(133.4)	(222.1)

Net earnings attributable to Coherent Corp. on non-GAAP basis	$126.6	$113.2	$94.9	$381.2	$567.4

Per share data:
Net loss on GAAP basis
Basic Loss Per Share	$(0.52)	$(0.29)	$(1.54)	$(1.84)	$(2.93)
Diluted Loss Per Share	$(0.52)	$(0.29)	$(1.54)	$(1.84)	$(2.93)

Net earnings on non-GAAP basis
Basic Earnings Per Share	$0.62	$0.54	$0.42	$1.70	$3.08
Diluted Earnings Per Share	$0.61	$0.53	$0.41	$1.67	$3.00

*Amounts may not recalculate due to rounding.

(1)	Restructuring charges include severance, non-cash impairment charges for production assets and improvements on leased facilities and other costs related to the 2023 Restructuring Plan.

(2)

Integration, site consolidation and other costs include retention and severance payments, expenses not included in restructuring charges related to site closures as well as other integration costs related to the acquisition of Coherent, Inc. Refer to table 8A for a more detailed description of these costs on a consolidated basis.

(3)	Transaction fees and financing includes debt extinguishment costs and various fees related to closing the Coherent transaction.
(4)	Start-up costs in operating expenses were related to the start-up of new devices for new customer applications.
(5)

Valuation allowance adjustment was related to an increase in valuation allowance related to certain deferred tax assets resulting from the Company’s cumulative GAAP net loss that is not recognized for non-GAAP purposes given the historical non-GAAP net earnings.

Table 8A

Components of Integration, Site

Consolidation and Other Costs Excluded

from Non-GAAP Operating Income*

	THREE MONTHS ENDED			YEAR ENDED

$ Millions (unaudited)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023

Integration, site consolidations and other costs

Consulting costs related to projects to integrate recent acquisitions into common technology systems and simplify legal entity structure	$6.5	$11.1	$12.8	$40.8	$46.1

Manufacturing inefficiencies related to sites being shut down as part of our 2023 Restructuring Plan or Synergy and Site Consolidation Plan	10.3	12.2	17.0	43.6	17.0

Charges for products that are end-of-life, including inventory, production equipment to produce those products	4.9	11.4	21.7	23.8	21.7

Overlapping labor and travel for consolidation of sites	6.4	6.8	—	20.4	—

Employee severance and retention costs for site consolidations as part of our Synergy and Site Consolidation Plan or other actions	4.2	2.4	9.2	14.1	14.7

Severance costs related to the retirement of our CEO/CFO	13.2	3.8	—	18.7	—

Accelerated depreciation for equipment and leasehold improvements at sites included in our Synergy and Site Consolidation Plan	—	1.5	—	5.3	0.6

Direct damages from substation power failure/fire at manufacturing sites	—	—	0.6	3.0	2.7

Change in control and retention payments from acquisition of Coherent, Inc.	—	—	—	—	21.3

Write-off of lease step-up from Coherent, Inc. acquisition	—	—	—	—	0.4

Integration, site consolidations and other costs	$45.5	$49.2	$61.3	$169.7	$124.5

Table 9

Reconciliation of GAAP Net Earnings (Loss), EBITDA and Adjusted EBITDA *
	THREE MONTHS ENDED			YEAR ENDED

$ Millions, except percentage amounts (unaudited)	June 30,	March 31,	June 30,	June 30,	June 30,
	2024	2024	2023	2024	2023

Net earnings (loss) on GAAP basis	$(47.0)	$(15.7)	$(178.2)	$(158.8)	$(259.5)
Income taxes	56.9	(16.1)	(55.2)	11.1	(96.1)
Depreciation and amortization	143.7	139.7	203.6	559.8	681.7
Interest expense	67.8	72.8	78.9	288.5	286.9
Interest income	(13.1)	(12.5)	(4.1)	(36.1)	(9.2)

EBITDA(1)	$208.3	$168.2	$45.0	$664.5	$603.8

EBITDA margin	15.8%	13.9%	3.7%	14.1%	11.7%

Fair value adjustment on acquired inventory	—	—	—	—	157.5
Share-based compensation	28.7	26.4	26.4	126.9	149.6

Foreign currency exchange losses	0.9	3.1	5.6	9.5	10.7
Start-up costs(6)	—	0.5	—	1.5	—
Restructuring charges(3)	14.2	11.5	119.1	27.1	119.1

Transaction fees and financing(5)	2.0	—	—	2.0	73.5
Integration, site consolidation and other(4)	45.5	49.2	61.3	169.7	124.5

Adjusted EBITDA(2)	299.5	258.9	257.4	1,001.2	$1,238.7
Less: adjusted EBITDA attributable to noncontrolling interests	(1.9)	2.3	—	0.6	—

Adjusted EBITDA attributable to Coherent Corp.	$297.6	$261.2	$257.4	$1,001.8	$1,238.7

Adjusted EBITDA margin attributable to Coherent Corp.	22.6%	21.6%	21.4%	21.3%	24.0%

*Amounts may not recalculate due to rounding.

(1)	EBITDA is defined as earnings before interest expense, interest income, income taxes, depreciation and amortization.
(2)

Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, certain restructuring, integration, and transaction expenses, debt extinguishment charges, start-up costs, and the impact of foreign currency exchange gains and losses.

(3)	Restructuring charges include severance, non-cash impairment charges for production assets and improvements on leased facilities and other costs related to the 2023 Restructuring Plan.
(4)

Integration, site consolidation and other costs include retention and severance payments, expenses not included in restructuring charges related to site closures as well as other integration costs related to the acquisition of Coherent, Inc. Refer to table 8A for a more detailed description of these costs on a consolidated basis.

(5)	Transaction fees and financing includes debt extinguishment costs and various fees related to closing the Coherent transaction.
(6)	Start-up costs in operating expenses were related to the start-up of new devices for new customer applications.

Table 10

GAAP Earnings (Loss) Per Share Calculation*	THREE MONTHS ENDED			YEAR ENDED

$ Millions, except per share amounts (unaudited)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023

Numerator

Net loss attributable to Coherent Corp.	$(48.4)	$(13.2)	$(178.2)	$(156.2)	$(259.5)

Deduct Series A preferred stock dividends	—	—	(6.9)	—	(27.6)

Deduct Series B redeemable preferred dividends	(31.4)	(31.2)	(29.8)	(123.4)	(116.6)

Basic loss available to common shareholders	$(79.9)	$(44.4)	$(214.9)	$(279.5)	$(403.7)

Diluted loss available to common shareholders	$(79.9)	$(44.4)	$(214.9)	$(279.5)	$(403.7)

Denominator

Diluted weighted average common shares	152.6	152.1	139.3	151.6	137.6

Basic loss per common share	$(0.52)	$(0.29)	$(1.54)	$(1.84)	$(2.93)

Diluted loss per common share	$(0.52)	$(0.29)	$(1.54)	$(1.84)	$(2.93)

*Amounts may not recalculate due to rounding.

Table 11

Non-GAAP Earnings Per Share Calculation*
	THREE MONTHS ENDED			YEAR ENDED

$ Millions, except per share amounts (unaudited)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023

Numerator
Net earnings attributable to Coherent Corp. on non-GAAP basis	$126.6	$113.2	$94.9	$381.2	$567.4
Deduct Series A preferred stock dividends	—	—	(6.9)	—	(27.6)
Deduct Series B redeemable preferred dividends	(31.4)	(31.2)	(29.8)	(123.4)	(116.6)

Basic earnings available to common shareholders	$95.2	$82.0	$58.2	$257.8	$423.2

Effect of dilutive securities
Add back interest on convertible notes	$—	$—	$—	$—	$0.3
Add back Series A preferred stock dividends	—	—	—	—	27.6

Diluted earnings available to common shareholders	$95.2	$82.0	$58.2	$257.8	$451.1

Denominator
Weighted average shares	152.6	152.1	139.3	151.6	137.6
Effect of dilutive securities:
Common stock equivalents	3.8	3.5	1.8	2.6	1.5
Convertible notes	—	—	—	—	1.1
Series A Mandatory Convertible Preferred Stock	—	—	—	—	10.4

Diluted weighted average common shares	156.3	155.7	141.1	154.3	150.6

Basic earnings per common share on non-GAAP basis	$0.62	$0.54	$0.42	$1.70	$3.08

Diluted earnings per common share on non-GAAP basis	$0.61	$0.53	$0.41	$1.67	$3.00

*Amounts may not recalculate due to rounding.